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INCREMENTAL ASSUMPTION AND AMENDMENT AGREEMENT NO. 4
Dated as of October 1, 2019
among
HB HOLDINGS, LLC,
as Holdings,
HOSTESS BRANDS, LLC,
as Borrower,
PARENT HOLDCO,
THE SUBSIDIARY LOAN PARTIES,
THE LENDERS PARTY HERETO
and
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent,
_________________

CREDIT SUISSE LOAN FUNDING LLC,
CITIBANK, N.A.,
BOFA SECURITIES, INC.,
NOMURA SECURITIES INTERNATIONAL, INC.
and
MORGAN STANLEY SENIOR FUNDING, INC.,
as Joint Lead Arrangers and Joint Bookrunners,
_________________

INCREMENTAL ASSUMPTION AND AMENDMENT AGREEMENT NO. 4

This INCREMENTAL ASSUMPTION AND AMENDMENT AGREEMENT NO. 4 (this “Agreement”), dated as of October 1, 2019, is made by and among HB Holdings, LLC, a Delaware limited liability company (“Holdings”), Hostess Brands, LLC, a Delaware limited liability company (the “Borrower”), each “Subsidiary Loan Party” listed on the signature pages hereto (each, a “Subsidiary Loan Party” and, collectively, jointly and severally, the “Subsidiary Loan Parties”), Hostess Holdco, LLC, a Delaware limited liability company (“Parent Holdco”), Credit Suisse AG, Cayman Islands Branch, as Administrative Agent under the Existing First Lien Credit Agreement (as defined below) (the “Administrative Agent”), and each of the Lenders party hereto.
PRELIMINARY STATEMENTS:
(1)    Holdings, the Borrower, the Lenders party thereto from time to time and the Administrative Agent are party to that certain Third Amended and Restated First Lien Credit Agreement, dated as of August 3, 2015, as amended and restated on November 18, 2016, as further amended and restated on May 19, 2017 and as further amended and restated on November 20, 2017 (as may be further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing First Lien Credit Agreement”).
(2)    The Borrower has requested that the 2019 Refinancing Term B Lenders (as defined below) provide 2019 Refinancing Term B Loans (as defined below) in an aggregate principal amount of $976,371,648.58, as Refinancing Term Loans (as defined in the Existing First Lien Credit Agreement) pursuant to Section 2.21(j) of the Existing First Lien Credit Agreement.
(3)    In accordance with Section 2.21(l) of the Existing First Lien Credit Agreement, the Borrower has requested Replacement Revolving Facility Commitments to refinance in full the Revolving Facility Commitments outstanding under the Existing First Lien Credit Agreement immediately before giving effect to this Agreement (the “Existing Revolving Facility Commitments”; the Revolving Facility Lenders in respect thereof, the “Existing Revolving Facility Lenders”).
(4)    Each Person that agrees to make available Replacement Revolving Facility Commitments (such commitments, the “2019 Refinancing Revolving Facility Commitments”) will make such 2019 Refinancing Revolving Facility Commitments available to the Borrower on the 2019 Effective Date (as defined below) on the terms and conditions set forth herein and in an amount equal to the amount set forth opposite its name on Schedule 2 hereto (such Persons, the “2019 Refinancing Revolving Facility Lenders” and, together with the 2019 Refinancing Term B Lenders, the “2019 Lenders”).
(5)    On the 2019 Effective Date, each person that executes and delivers this Agreement as a 2019 Refinancing Term B Lender will make 2019 Refinancing Term B Loans to the Borrower in an aggregate principal amount equal to its 2019 Refinancing Term B Loan Commitment (as defined below), the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Existing Term B Loans (as defined below) as of the 2019 Effective Date.

(6)     With respect to the 2019 Refinancing Term B Loan Commitments, Credit Suisse Loan Funding LLC, Citibank, N.A., BofA Securities, Inc., Nomura Securities International, Inc. and Morgan Stanley Senior Funding, Inc. will act as the joint lead arrangers (in such capacity, the “2019 Refinancing Arrangers”) and joint bookrunners.
(7)    The Administrative Agent, Holdings, the Borrower, each Issuing Bank and the Lenders party hereto (which Lenders constitute the Lenders required pursuant to Section 9.08(b) of the Existing First Lien Credit Agreement) desire to memorialize the terms of this Agreement and to make certain other changes set forth herein and in the Amended First Lien Credit Agreement by amending and restating, in accordance with Section 9.08(b) of the Existing First Lien Credit Agreement, the Existing First Lien Credit Agreement as set forth below, such amendment and restatement to become effective at the Amendment Effective Time (as defined below).
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
section 1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended First Lien Credit Agreement. In addition, as used in this Agreement, the following terms have the meanings specified:
“2019 Refinancing Term B Lender” shall mean a person with a 2019 Refinancing Term B Loan Commitment on the 2019 Effective Date. For the avoidance of doubt, an Existing Term B Lender immediately prior to the 2019 Effective Date may also be a 2019 Refinancing Term B Lender.
“2019 Refinancing Term B Loan” shall mean a Loan that is made pursuant to Section 2 of this Agreement.
“2019 Refinancing Term B Loan Commitment” shall mean, with respect to each 2019 Refinancing Term B Lender, the commitment of such 2019 Refinancing Term B Lender to make 2019 Refinancing Term B Loans to the Borrower on the 2019 Effective Date. The amount of each Lender’s 2019 Refinancing Term B Loan Commitment as of the 2019 Effective Date is set forth on Schedule 1 hereto.
“Existing Revolving Facility Loans” shall mean the Revolving Facility Loans outstanding under the Existing First Lien Credit Agreement immediately prior to the 2019 Effective Date.
“Existing Term B Lender” shall mean a Lender with Existing Term B Loans outstanding immediately prior to the 2019 Effective Date.
“Existing Term B Loans” shall mean the Term B Loans outstanding under the Existing First Lien Credit Agreement immediately prior to the 2019 Effective Date.

SECTION 2.    Term B Loan Refinancing. Subject to the terms and conditions set forth herein, each of the 2019 Refinancing Term B Lenders agrees to make 2019 Refinancing Term B Loans to the Borrower on the 2019 Effective Date in a principal amount equal to its 2019 Refinancing Term B Loan Commitment. Unless previously terminated, the 2019 Refinancing Term B Loan Commitments shall terminate upon the earlier of (i) the 2019 Refinancing Term B Lender making the 2019 Refinancing Term B Loans to the Borrower and (ii) 11:59 p.m., New York City time, on the 2019 Effective Date.
SECTION 3.    Existing Revolving Facility Refinancing.
(a)    Subject to the terms and conditions set forth herein, each 2019 Refinancing Revolving Facility Lender severally agrees to make 2019 Refinancing Revolving Facility Commitments available to the Borrower from the 2019 Effective Date in an amount equal to the amount set forth opposite its name on Schedule 2 hereto. On the 2019 Effective Date, (x) the Existing Revolving Credit Commitments will be terminated and replaced with the 2019 Refinancing Revolving Facility Commitments of the 2019 Refinancing Revolving Facility Lenders as set forth on Schedule 2 hereto and (y) each Revolving Credit Lender that is not also an 2019 Refinancing Revolving Facility Lender (collectively, the “Terminating Revolving Credit Lenders”) will cease to be a Revolving Credit Lender.
(b)    All Letters of Credit outstanding under the Existing First Lien Credit Agreement on the 2019 Effective Date and set forth on Schedule 3 hereto shall remain outstanding under the Amended First Lien Credit Agreement. Each 2019 Refinancing Revolving Facility Lender’s risk participation in each such Letter of Credit shall be determined in accordance with such 2019 Refinancing Revolving Facility Lender’s pro rata share, as provided in Section 2.05(d) of the Amended First Lien Credit Agreement, as if such Letter of Credit had been issued on the 2019 Effective Date immediately after giving effect to paragraph (a) above.
SECTION 4.    Requests for 2019 Refinancing Term B Loans. To request a Borrowing of 2019 Refinancing Term B Loans on the 2019 Effective Date, the Borrower shall notify the Administrative Agent of such request in writing not later than 1:00 p.m., New York City time, one Business Day prior to the 2019 Effective Date (or such later time as the Administrative Agent may agree).
SECTION 5.    Representations of the Loan Parties. Each Loan Party hereby represents and warrants to the other parties hereto as of the 2019 Effective Date that:
(a) this Agreement has been duly authorized, executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing;
(b)    the representations and warranties of the Borrower and each other Loan Party contained in the Loan Documents shall be true and correct in all material respects on and as of the

2019 Effective Date (both before and after giving effect to this Agreement, the effectiveness of the 2019 Refinancing Revolving Facility Commitments and the borrowing of the 2019 Refinancing Term B Loans) with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);
(c)    after giving effect to this Agreement, the execution, delivery and performance by each Loan Party of this Agreement (i) have been duly authorized by all corporate, stockholder, partnership or limited liability company action required to be obtained by such Loan Party and (ii) will not (x) violate (A) any provision of law, statute, rule or regulation applicable to such Loan Party, (B) the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of such Loan Party, (C) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (D) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which such Loan Party is a party or by which any of them or any of their property is or may be bound, (y) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (x) or (y) of this clause (c), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (z) result in the creation or imposition of any Lien upon or with respect to (1) any property or assets now owned or hereafter acquired by such Loan Party, other than the Liens created by the Loan Documents and Permitted Liens, or (2) any Equity Interests of the Borrower now owned or hereafter acquired by Holdings, other than Liens created by the Loan Documents or Liens permitted by Article VIA of the Amended First Lien Credit Agreement;
(d) at the time of and immediately after giving effect to this Agreement, no Default or Event of Default has occurred or is continuing or shall result from this Agreement in respect of the effectiveness of the 2019 Refinancing Revolving Facility Commitments, the 2019 Refinancing Term B Loans or from the application of the proceeds therefrom; and
(e)    as of the 2019 Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.
SECTION 6.    Conditions of Lending. The obligations of the 2019 Refinancing Term B Lenders to make 2019 Refinancing Term B Loans and the 2019 Refinancing Revolving Facility Lenders to provide 2019 Refinancing Revolving Facility Commitments on the 2019 Effective Date are subject to the satisfaction (or waiver by a majority of the 2019 Lenders) of the following conditions (the date of such satisfaction or waiver, the “2019 Effective Date”):
(a)    The Administrative Agent (or its counsel) shall have received (i) from each 2019 Lender, (ii) each Issuing Bank and (iii) from each of Parent Holdco, Holdings, the Borrower and the Subsidiary Loan Parties, either (x) a counterpart of this Agreement signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Agreement by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Agreement.
(b)    The Administrative Agent shall have received a Borrowing Request as set forth in Section 4 above and setting forth the information required by Section 2.03 of the Existing First Lien Credit Agreement, which Borrowing Request may be conditioned upon the effectiveness of this Agreement.
(c)    The Borrower shall have paid to the Administrative Agent, for the ratable account of each Existing Term B Lender immediately prior to the 2019 Effective Date, simultaneously with the making of the 2019 Refinancing Term B Loans, all accrued and unpaid interest and, to the extent required to be paid by the Loan Parties under the Loan Documents, fees and other amounts accrued and unpaid on the Existing Term B Loans to, but not including, the 2019 Effective Date, and substantially simultaneously with the borrowing of the 2019 Refinancing Term B Loans, the Existing Term B Loans shall be paid in full.
(d)    The Borrower shall have paid to the Administrative Agent, for the ratable account of each Existing Revolving Facility Lender immediately prior to the 2019 Effective Date, all accrued and unpaid interest and, to the extent required to be paid by the Loan Parties under the Loan Documents, fees and other amounts accrued and unpaid on the Existing Revolving Facility Loans (if any) to, but not including, the 2019 Effective Date, and substantially simultaneously with the 2019 Effective Date, the Existing Revolving Facility Loans (if any) shall be paid in full.
(e)    The Administrative Agent shall have received a certificate of the Executive Vice President or Vice President or similar officer of each Loan Party dated the 2019 Effective Date:
(i)    either (x) attaching a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization or (y) with respect to any Loan Party other than the Borrower or Holdings, certifying there have been no changes to the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents of such Loan Party since November 20, 2017 (the “November 2017 Effective Date”);
(ii)    attaching a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of such Loan Party as of a recent date from such Secretary of State (or other similar official);
(iii)    either (x) certifying that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the 2019 Effective Date and at all times since a date prior to the date of the resolutions described in clause (iv) below or (y) with respect to any Loan Party other than the Borrower or Holdings, certifying that there have been no changes to the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party since the November 2017 Effective Date;
(iv)    certifying that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents executed in connection with this Agreement to which such Loan Party is a party and, in the case of the Borrower, the Borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the 2019 Effective Date;
(v)    certifying as to the incumbency and specimen signature of each officer executing any Loan Document executed in connection with this Agreement on behalf of such Loan Party; and
(vi)    certifying as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party.
(f)    The Administrative Agent shall have received, on behalf of itself and the 2019 Refinancing Term B Lenders, a written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP (A) dated the 2019 Effective Date, (B) addressed to the Administrative Agent, the 2019 Refinancing Revolving Facility Lenders, the Issuing Banks and the 2019 Refinancing Term B Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent covering such matters relating to this Agreement as the Administrative Agent shall reasonably request.
(g)    The Administrative Agent shall have received all fees payable thereto or to any 2019 Refinancing Arranger, any 2019 Refinancing Revolving Facility Lender or any 2019 Refinancing Term B Lender, on or prior to the 2019 Effective Date and, to the extent invoiced at least three Business Days prior to the 2019 Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document on or prior to the 2019 Effective Date (which amounts may be offset against the proceeds of the 2019 Refinancing Term B Loans made hereunder).
(h)    The Administrative Agent shall have received for the ratable benefit of (i) each 2019 Refinancing Revolving Credit Facility Lender, an upfront fee equal to 0.50% of the 2019 Refinancing Revolving Facility Commitments of each such 2019 Refinancing Revolving Credit Facility Lender and (ii) each 2019 Refinancing Term B Lender, an upfront fee (which may, at the option of such 2019 Refinancing Term B Lender, be taken in the form of original issue discount) equal to 0.50% of the 2019 Refinancing Term B Commitments of such 2019 Refinancing Term B Lender.
(i)    The Administrative Agent shall have received on or prior to the 2019 Effective Date (i) all documentation and other information of the type set forth in Section 3.25(a) of the Existing First Lien Credit Agreement, to the extent such information has been requested by the

Administrative Agent not less than three Business Days prior to the 2019 Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, any 2019 Lender shall have received a Beneficial Ownership Certification in relation to the Borrower to the extent such information has been requested by such 2019 Lender not less than three Business Days prior to the 2019 Effective Date.
(j)    The Borrower shall have delivered to the Administrative Agent a certificate from a Responsible Officer of the Borrower dated as of the 2019 Effective Date, to the effect set forth in Sections 5(b) and 5(d) hereof.
(k) the Administrative Agent shall have received (i) the results of recent UCC lien, judgment and tax searches with respect to each Loan Party and (ii) a completed standard flood hazard determination form for the real property covered by the Existing Mortgage (as defined below) and if any improvements to such real property are located in a special flood hazard area, (A) a notification to the Borrower by the Administrative Agent and countersigned by the Borrower and (B) a copy of the flood insurance policy, the Borrower’s application for a flood insurance policy, a declaration page confirming that flood insurance has been issued, or other evidence of flood insurance reasonably satisfactory to the Administrative Agent.
SECTION 7.    Consent and Affirmation. Each of Parent Holdco, Holdings and the Subsidiary Loan Parties, in its capacity as a guarantor under the Parent Guarantee Agreement, Holdings Guarantee and Pledge Agreement and Subsidiary Guarantee Agreement, respectively, and, as applicable, a pledgor under the other Security Documents, hereby (i) consents to the execution, delivery and performance of this Agreement and agrees that each of the Parent Guarantee Agreement, Holdings Guarantee and Pledge Agreement and Subsidiary Guarantee Agreement, respectively, and the other Security Documents is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the 2019 Effective Date, except that, on and after the Amendment Effective Time, each reference to “Credit Agreement”, “First Lien Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended First Lien Credit Agreement and (ii) confirms that the Security Documents to which each of Holdings and the Subsidiary Loan Parties is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations (which, for the avoidance of doubt, include the Obligations in respect of the 2019 Refinancing Term B Loans and 2019 Refinancing Revolving Facility Commitments incurred or made effective, as applicable, under this Agreement).
SECTION 8.    Amendment and Restatement of the Existing First Lien Credit Agreement. Immediately after the funding of the 2019 Refinancing Term B Loans and effectiveness of the 2019 Refinancing Revolving Facility Commitments on the 2019 Effective Date pursuant to Section 6 hereof (such time, the “Amendment Effective Time”), the Existing First Lien Credit Agreement shall be amended and restated in its entirety as set forth on Annex A hereto (the Existing First Lien Credit Agreement, as so amended and restated, the “Amended First Lien Credit Agreement”), and the Lenders party hereto (which Lenders constitute the Lenders required pursuant to Section 9.08(b) of the Existing First Lien Credit Agreement) consent to the Amended First Lien Credit Agreement and direct the Administrative Agent to enter into such other Loan Documents and to take such other actions as the Administrative Agent determines may be necessary or desirable to give effect to the transactions contemplated hereby.
SECTION 9.    Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Time, each reference in the Amended First Lien Credit Agreement to “hereunder”, “hereof”, “Agreement”, “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement”, “First Lien Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended First Lien Credit Agreement. From and after the Amendment Effective Time, this Agreement shall be a Loan Document under the Existing First Lien Credit Agreement and the Amended First Lien Credit Agreement.
(a)    The Security Documents and each other Loan Document, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Existing First Lien Credit Agreement and the Amended First Lien Credit Agreement. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (which, for the avoidance of doubt, include the Obligations in respect of the 2019 Refinancing Term B Loans incurred under this Agreement and effectiveness of the 2019 Refinancing Revolving Facility Commitments) of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement.
(b)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(c)    This Agreement shall constitute an “Incremental Assumption Agreement”, a “Pro Rata Extension Offer” and an “Extension”, the 2019 Refinancing Term B Lenders shall constitute “Refinancing Term Lenders” and “Lenders”, the 2019 Refinancing Term B Loans shall constitute “Refinancing Term Loans”, “Term B Loans”, “Term Loans” and “Loans”, the 2019 Refinancing Revolving Facility Lenders shall constitute “Revolving Facility Lenders” and “Lenders”, the 2019 Refinancing Revolving Facility Loans shall constitute “Replacement Revolving Loans”, “Initial Revolving Loans”, “Revolving Facility Loans” and “Loans”, the 2019 Refinancing Revolving Facility Commitments shall constitute “Replacement Revolving Facility Commitments”, “Revolving Facility Commitments” and “Commitments” and the 2019 Effective Date shall constitute a “Replacement Revolving Facility Effective Date” in each case, for all purposes of the Amended First Lien Credit Agreement and the other Loan Documents.
(d)    This Agreement shall constitute notice to the Administrative Agent required under Sections 2.08(c), 2.21(j) and 2.21(l) of the Existing First Lien Credit Agreement. In the event that the 2019 Effective Date is a date less than five Business Days following the date of this Agreement, the Administrative Agent hereby confirms and agrees that, notwithstanding such shorter notice period, this Agreement constitutes valid notice of the 2019 Effective Date in accordance with Sections 2.08(c), 2.21(j) and 2.21(l) of the Existing First Lien Credit Agreement.
SECTION 10.    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by .pdf or other electronic form shall be effective as delivery of a manually executed original counterpart of this Agreement.
SECTION 11.    Amendments; Headings; Severability. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Lenders party hereto. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 12.    Governing Law; Etc.
(a)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.
(b)    EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.05, 9.11 AND 9.15 OF THE EXISTING FIRST LIEN CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 13.    No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Existing First Lien Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing First Lien Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents.
SECTION 14.    Mortgage Amendments. The applicable Loan Party shall deliver to the Administrative Agent within 90 days after the 2019 Effective Date, or such longer time as may be reasonably agreed by the Administrative Agent, any necessary amendment or modification, if any, to each Mortgage (each, an “Existing Mortgage”) giving effect to this Agreement, in proper form for recording in all appropriate places in all applicable jurisdictions, together with such other documents relating to the Mortgages (including any modification and date down endorsements to the existing lender’s policies of title insurance insuring the liens of the Mortgages) as are reasonably requested by the Administrative Agent.
SECTION 15.    Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended First Lien Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
HB HOLDINGS, LLC

By:    /s/ Thomas A. Peterson
    Name: Thomas A. Peterson
    Title: Executive Vice President
HOSTESS HOLDCO, LLC

By:    /s/ Thomas A. Peterson
    Name: Thomas A. Peterson
    Title: Executive Vice President

HOSTESS BRANDS, LLC

By:    /s/ Thomas A. Peterson
    Name: Thomas A. Peterson
    Title: Executive Vice President
HOSTESS BRANDS SERVICES, LLC

By:    /s/ Thomas A. Peterson
    Name: Thomas A. Peterson
    Title: Executive Vice President
HB HOLDINGS (RE), LLC

By: /s/ Thomas A. Peterson
    Name: Thomas A. Peterson
    Title: Executive Vice President
NEW HB ACQUISITION (RE), LLC

By:    /s/ Thomas A. Peterson
    Name: Thomas A. Peterson
    Title: Executive Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and 2019 Refinancing Term B Lender, 2019 Refinancing Revolving Facility Lender and Issuing Bank

By: /s/Mikhail Faybusovich___________
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: /s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

BOFA Securities, INC., as Issuing Bank

By: /s/ Grant Gilbert
Name: Grant Gilbert
Title: Director

Citibank, N.A., as a 2019 refinancing Revolving Facility Lender and Issuing Bank

By: /s/ Robert Kane
Name: Robert Kane
Title: Managing Director

Nomura Corporate Funding Americas, LLC, as a 2019 Refinancing Revolving Facility Lender and Issuing Bank

By: /s/ Garrett P. Carpenter
Name: Garrett P. Carpenter
Title: Managing Director

Morgan Stanley Senior Funding, Inc., as a 2019 Refinancing Revolving Facility Lender and Issuing Bank

By: /s/ Michael King
Name: Michael King
Title: Vice President

SCHEDULE 1
2019 Refinancing Term B Loan Commitments

2019 Refinancing Term B Lender	2019 Refinancing Term B Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$976,371,648.58
Total:	$976,371,648.58

SCHEDULE 2
2019 Refinancing Revolving Facility Commitments

2019 Refinancing Revolving Facility Lender	2019 Refinancing Revolving Facility Commitment
Credit Suisse AG, Cayman Islands Branch	$35,000,000
Citibank, N.A.	$35,000,000
Nomura Corporate Funding Americas, LLC	$20,000,000
Morgan Stanley Senior Funding, Inc.	$10,000,000

SCHEDULE 3
Existing Letters of Credit

1.
Letter of Credit number TS-07009632 applied for by the Borrower and issued by Credit Suisse AG for the account of Hostess Brands, LLC and for the benefit of Zurich American Insurance Co. in the amount of $ 2,990,000.00.

2.
Letter of Credit number TS-07011797 applied for by the Borrower and issued by Credit Suisse AG for the account of Hostess Brands, LLC and for benefit of The Travelers Indemnity Company, in the amount of $ 568,000.00.

ANNEX A
Amended First Lien Credit Agreement
[See attached.]